Exhibit 99.1

FOR IMMEDIATE RELEASE

October 26, 2010

Media Relations Contact:

Andrew Shane

972/453-6473

andrew.shane@supermedia.com

Investor Relations Contact:

Cliff Wilson

972/453-6188

cliff.wilson@supermedia.com

SuperMedia Announces Q3 2010 Results

DALLAS — SuperMedia (NASDAQ:SPMD) today announced its financial results for the third quarter 2010.

Third quarter highlights:

•                  Third quarter advertising sales declined 15.4 percent, versus a third quarter 2009 decline of 20.8 percent; third quarter results represent a 150 basis point improvement versus the second quarter 2010 rate of decline of 16.9 percent;

•                  debt principal payments of $77 million during the quarter, in accordance with the mandatory cash sweep provisions of the company’s loan agreement, including $75 million related to third quarter cash flows and $2 million residual mandatory principal payment related to an adjustment relative to the second quarter cash sweep;

•                  continued aggressive cost management; and

•                  cash on hand of $331 million at the end of the quarter.

“We believe our process improvements, and expense reduction efforts are showing some positive signs,” said Samuel D. Jones, chief financial officer, SuperMedia. “However, much work remains to be done and we must remain focused on executing our plans.”

On October 5, Peter McDonald joined SuperMedia as interim chief executive officer. McDonald, who has more than 35 years of directory advertising industry experience, said, “Although it has  been a short time, I am excited to be here to help SuperMedia move forward.

“My first tasks are to get to know the SuperMedia team and ensure that the company focuses on delivering profitable products that make sense and provide a positive difference for local businesses.”

Financial Summary

SuperMedia reports financial results on a generally accepted accounting principles (“GAAP”) and non-GAAP basis, referred to as “adjusted pro forma”. The adjusted pro forma basis measures are described and reconciled to the corresponding GAAP measures in the accompanying financial schedules. These results were adjusted for the impacts of fresh start accounting and certain unique costs including reorganization items, restructuring costs and other certain non-recurring costs.

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Reported GAAP operating revenue for Q3 2010 was $349 million.  Adjusted pro forma operating revenue for Q3 2010 was $489 million, versus $611 million for Q3 2009, a decline of 20.0 percent.

Reported GAAP year-to-date operating revenue for 2010 was $750 million. Adjusted pro forma year-to-date operating revenue for 2010 was $1,534 million, versus $1,936 million for the same period in 2009, a decline of 20.8 percent.

Reported Q3 2010 earnings before interest, taxes, depreciation and amortization (“EBITDA”) was $74 million.  On an adjusted pro forma basis, Q3 2010 EBITDA was $172 million with an EBITDA margin of 35.2 percent compared to Q3 2009 EBITDA of $209 million with an EBITDA margin of 34.2 percent. These results include a Q3 2010 $24 million general and administrative expense reduction related to the favorable non-recurring non-cash resolution of state tax claims.

Reported year-to-date 2010 EBITDA was a loss of $36 million. On an adjusted pro forma basis, year-to-date 2010 EBITDA was $500 million with an EBITDA margin of 32.6 percent compared to year-to-date 2009 EBITDA of $661 million with an EBITDA margin of 34.1 percent. These results include a year to date $40 million general and administrative expense reduction related to the favorable non-recurring non-cash resolution of state tax claims.

Advertising sales in Q3 2010 declined 15.4 percent.

Free cash flow, a non-GAAP measure, year to date 2010 was $373 million representing cash from operating activities of $404 million, less capital expenditures (including capitalized software) of $31 million. In the second quarter, the company received a net federal income tax refund of $94 million.

SuperMedia made debt principal payments of $77 million in the third quarter, in accordance with the mandatory cash sweep provisions of the company’s loan agreement, $75 million related to third quarter cash flows and $2 million residual mandatory principal payment related to the second quarter cash sweep. Cash on hand at the end of the quarter totaled $331 million, reflecting the net cash benefits of the items noted above.

The company also announced that it is currently in discussions with holders of its senior secured term debt regarding an amendment to its term loan agreement that would permit the company additional flexibility to repurchase term debt in the market at prices below the face amount of the term debt.

Webcast Information

Individuals within the United States can access the earnings call today by dialing 888/603-6873. International participants should dial 973/582-2706. The pass code for the call is: 14663775. In order to ensure a prompt start time, please dial into the call by 9:50 am (Eastern). A replay of the teleconference will be available at 800/642-1687.  International callers can access the replay by calling 706/645-9291. The replay pass code is: 14663775. The replay will be available through November 9, 2010. In addition, a live Web cast will be available on SuperMedia’s Web site in the Investor Relations section at www.supermedia.com.

Basis of Presentation and Non-GAAP Measures

In connection with SuperMedia’s emergence from bankruptcy on December 31, 2009, and the application of fresh start accounting, the post-emergence results of the successor company and the pre-emergence results of the predecessor company are presented separately as successor and predecessor results in the financial statements presented in accordance with GAAP. This

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presentation is required by GAAP as the successor company is considered to be a new entity and the results of the new entity reflect the application of fresh start accounting. For the readers’ convenience, the financial information accompanying this release provides a reconciliation of GAAP to non-GAAP results.

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Forward-Looking Statements

Certain statements included in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Statements that include the words “may,” “will,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “preliminary,” “intend,” “plan,” “project,” “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. You should not place undue reliance on these statements.  These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and industry in general.  Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the risks related to the following:

•                  our post-restructuring financial condition, financing requirements and cash flow;

•                  the inability to provide assurance for the long-term continued viability of our business;

•                  limitations on our operating and strategic flexibility and the ability to operate our business, finance our capital needs or expand business strategies under the terms of our debt agreements;

•                  results from any failure to comply with the financial covenants and other restrictive covenants in our debt agreements;

•                  limited access to capital markets and increased borrowing costs resulting from our leveraged capital structure and recent debt ratings;

•                  reduced advertising spending by our clients and contract cancellations resulting from the current economic environment, which drives reduced revenues;

•                  competition from other yellow pages directory publishers and other traditional and new media providers and our ability to anticipate or respond to changes in technology and user preferences;

•                  declining use of print yellow pages directories by consumers;

•                  our ability to complete the implementation of our plan of reorganization and the discharge of our Chapter 11 bankruptcy cases, including successfully resolving any remaining claims;

•                  any negative client, vendor, carrier and third-party responses resulting from the implementation of our confirmed plan of reorganization;

•                  the impact that the filing for and emerging from Chapter 11 bankruptcy has had and could continue to have on our business operations, financial condition, liquidity or cash flow;

•                  changes in the availability and cost of paper and other raw materials used to print our directories and our reliance on third-party providers for printing, publishing and distribution services;

•                  increased credit risk associated with our reliance on small- and medium-sized businesses as clients, in the current and any future economic environment;

•                  changes in our operating performance;

•                  our ability to attract and retain qualified key personnel;

•                  our ability to maintain good relations with our unionized employees;

•                  changes in labor, business, political and economic conditions;

•                  changes in governmental regulations and policies and actions of regulatory bodies;

•                  the outcome of pending or future litigation and other claims; and

•                  in connection with a potential amendment to our term loan agreement, our ability to successfully obtain such an amendment is subject to a number of factors beyond our control, including, but not limited to the following, we may not be able to reach agreement with a sufficient number of holders of our senior secured term debt, holders of our senior secured term debt may require terms and conditions that are not acceptable to us, or changes in market conditions may make it

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inadvisable to proceed.  In addition, if we do reach an agreement to amend our term loan agreement, the potential amendments may not permit us to repurchase a large amount of our term debt, and we may decide not to purchase any term debt or to acquire only limited amounts.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this and other reports we file with the Securities and Exchange Commission, including the information in “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K for the year ended December 31, 2009. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this report are expressly qualified in their entirety by these cautionary statements.  The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About SuperMedia Inc.

SuperMedia (NASDAQ:SPMD) is the advertising agency for local small- to medium-sized businesses across the United States. SuperMedia specializes in results. Click-here results. Ring-the-phone results. Knock-on-the-door results.

SuperMedia’s advertising products and services include: the SuperGuarantee® and SuperTradeExchange® programs, Verizon® SuperYellowPages, FairPoint® SuperYellowPages and Frontier® SuperYellowPages, Superpages.com®, EveryCarListed.comSM, Switchboard.comSM, LocalSearch.comSM, Superpages MobileSM and SuperpagesDirect® direct mail products. For more information, visit www.supermedia.com.

SPMD-G

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SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Nine Months Ended September 30, 2010 Compared to Nine Months Ended September 30, 2009 (2)

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
	9 Mos. Ended	9 Mos. Ended
Unaudited	9/30/10	9/30/09	% Change

Operating Revenue	$750	$1,936	(61.3)

Operating Expense
Selling	344	528	(34.8)
Cost of sales (exclusive of depreciation and amortization)	300	436	(31.2)
General and administrative	142	334	(57.5)
Depreciation and amortization	140	51	174.5
Total Operating Expense	926	1,349	(31.4)

Operating Income (Loss)	(176)	587	NM
Interest expense, net	212	148	43.2
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(388)	439	NM

Reorganization items	5	440	(98.9)

Income (Loss) Before Provision (Benefit) for Income Taxes	(393)	(1)	NM
Provision (benefit) for income taxes	(141)	(1)	NM
Net Income (Loss)	$(252)	$—	NM

Basic and Diluted Earnings (Loss) per Common Share (1)	$(16.83)	$—	NM
Basic and diluted weighted-average common shares outstanding	15	147

These schedules are preliminary and subject to change pending the Company’s filing of its Form 10-Q. As a result of our adoption of fresh start accounting in December 2009, our Successor Company financial results are not comparable to our Predecessor Company financial results.

Note:

(1)         Equity based awards granted in 2010 and 2009 had no impact on the calculation of diluted earnings per common share.

(2)         Results for the nine months ended September 30, 2010 include a $40 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Three Months Ended September 30, 2010 Compared to Three Months Ended September 30, 2009 (2)

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
	3 Mos. Ended	3 Mos. Ended
Unaudited	9/30/10	9/30/09	% Change

Operating Revenue	$349	$611	(42.9)

Operating Expense
Selling	122	167	(26.9)
Cost of sales (exclusive of depreciation and amortization)	108	137	(21.2)
General and administrative	45	104	(56.7)
Depreciation and amortization	45	17	164.7
Total Operating Expense	320	425	(24.7)

Operating Income	29	186	(84.4)
Interest expense (income), net	69	(3)	NM
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(40)	189	NM

Reorganization items	2	35	(94.3)

Income (Loss) Before Provision (Benefit) for Income Taxes	(42)	154	NM
Provision (benefit) for income taxes	(16)	53	NM
Net Income (Loss)	$(26)	$101	NM

Basic and Diluted Earnings (Loss) per Common Share (1)	$(1.73)	$0.69	NM
Basic and diluted weighted-average common shares outstanding	15	147

Note:

(1)         Equity based awards granted in 2010 and 2009 had no impact on the calculation of diluted earnings per common share.

(2)         Results for the three months ended September 30, 2010 include a $24 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted Pro Forma and Adjusted (Non-GAAP) (1)

Nine Months Ended September 30, 2010 Compared to Nine Months Ended September 30, 2009 (3)

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
	9 Mos. Ended	9 Mos. Ended
Unaudited	9/30/10	9/30/09	% Change

Operating Revenue	$1,534	$1,936	(20.8)

Operating Expense
Selling	442	528	(16.3)
Cost of sales (exclusive of depreciation and amortization)	400	436	(8.3)
General and administrative	192	311	(38.3)
Depreciation and amortization	140	51	174.5
Total Operating Expense	1,174	1,326	(11.5)

Operating Income	360	610	(41.0)
Interest expense, net	212	150	41.3
Income Before Reorganization Items and Provision for Income Taxes	148	460	(67.8)

Reorganization items	—	—	NM

Income Before Provision for Income Taxes	148	460	(67.8)
Provision for income taxes	54	169	(68.0)
Net Income	$94	$291	(67.7)

Basic and Diluted Earnings per Common Share (2)	$6.27	$1.99	215.1
Basic and diluted weighted-average common shares outstanding	15	147

Notes:

(1)         These consolidated statements of operations provide a comparison of the nine months ended September 30, 2010 adjusted pro forma results to the nine months ended September 30, 2009 adjusted results.  The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma and adjusted non-GAAP results for the periods shown above.

(2)         Equity based awards granted in 2010 and 2009 had no impact on the calculation of diluted earnings per common share.

(3)         Results for the nine months ended September 30, 2010 include a $40 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted Pro Forma and Adjusted (Non-GAAP) (1)

Three Months Ended September 30, 2010 Compared to Three Months Ended September 30, 2009 (3)

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
	3 Mos. Ended	3 Mos. Ended
Unaudited	9/30/10	9/30/09	% Change

Operating Revenue	$489	$611	(20.0)

Operating Expense
Selling	144	167	(13.8)
Cost of sales (exclusive of depreciation and amortization)	126	137	(8.0)
General and administrative	47	98	(52.0)
Depreciation and amortization	45	17	164.7
Total Operating Expense	362	419	(13.6)

Operating Income	127	192	(33.9)
Interest expense (income), net	69	(3)	NM
Income Before Reorganization Items and Provision for Income Taxes	58	195	(70.3)

Reorganization items	—	—	NM

Income Before Provision for Income Taxes	58	195	(70.3)
Provision for income taxes	22	68	(67.6)
Net Income	$36	$127	(71.7)

Basic and Diluted Earnings per Common Share (2)	$2.44	$0.87	180.5
Basic and diluted weighted-average common shares outstanding	15	147

Notes:

(1)        These consolidated statements of operations provide a comparison of the three months ended September 30, 2010 adjusted pro forma results to the three months ended September 30, 2009 adjusted results.  The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma and adjusted non-GAAP results for the periods shown above.

(2)        Equity based awards granted in 2010 and 2009 had no impact on the calculation of diluted earnings per common share.

(3)        Results for the three months ended September 30, 2010 include a $24 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Three Months Ended September 30, 2010 Compared to Three Months Ended June 30, 2010 (2)

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	9/30/10	6/30/10	% Change

Operating Revenue	$349	$247	41.3

Operating Expense
Selling	122	113	8.0
Cost of sales (exclusive of depreciation and amortization)	108	103	4.9
General and administrative	45	45	—
Depreciation and amortization	45	47	(4.3)
Total Operating Expense	320	308	3.9

Operating Income (Loss)	29	(61)	NM
Interest expense, net	69	71	(2.8)
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(40)	(132)	(69.7)

Reorganization items	2	1	100.0

Income (Loss) Before Provision (Benefit) for Income Taxes	(42)	(133)	(68.4)
Provision (benefit) for income taxes	(16)	(50)	(68.0)
Net Income (Loss)	$(26)	$(83)	(68.7)

Basic and Diluted Earnings (Loss) per Common Share (1)	$(1.73)	$(5.55)	(68.8)
Basic and diluted weighted-average common shares outstanding	15	15

Note:

(1)        Equity based awards granted in 2010 had no impact on the calculation of diluted earnings per common share.

(2)        Results for the three months ended September 30, 2010 and June 30, 2010 include general and administrative expense reductions related to the favorable non-recurring, non-cash resolution of state tax claims of $24 million and $16 million, respectively.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted Pro Forma (Non-GAAP) (1)

Three Months Ended September 30, 2010 Compared to Three Months Ended June 30, 2010 (3)

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	9/30/10	6/30/10	% Change

Operating Revenue	$489	$512	(4.5)

Operating Expense
Selling	144	146	(1.4)
Cost of sales (exclusive of depreciation and amortization)	126	136	(7.4)
General and administrative	47	65	(27.7)
Depreciation and amortization	45	47	(4.3)
Total Operating Expense	362	394	(8.1)

Operating Income	127	118	7.6
Interest expense, net	69	71	(2.8)
Income Before Reorganization Items and Provision for Income Taxes	58	47	23.4

Reorganization items	—	—	NM

Income Before Provision for Income Taxes	58	47	23.4
Provision for income taxes	22	14	57.1
Net Income	$36	$33	9.1

Basic and Diluted Earnings per Common Share (2)	$2.44	$2.15	13.5
Basic and diluted weighted-average common shares outstanding	15	15

Notes:

(1)        These consolidated statements of operations provide a comparison of the three months ended September 30, 2010 adjusted pro forma results to the three months ended June 30, 2010 adjusted pro forma results. The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma non-GAAP results for the periods shown above.

(2)        Equity based awards granted in 2010 had no impact on the calculation of diluted earnings per common share.

(3)        Results for the three months ended September 30, 2010 and June 30, 2010 include general and administrative expense reductions related to the favorable non-recurring, non-cash resolution of state tax claims of $24 million and $16 million, respectively.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP) (7)

Nine Months Ended September 30, 2010

(dollars in millions, except per share amounts)

	Successor Company
		Adjustments				Pro Forma Items
	9 Mos. Ended 9/30/10	Restructuring and Other			9 Mos. Ended 9/30/10	Fresh Start	9 Mos. Ended 9/30/10 Adjusted
Unaudited	Reported (GAAP)	Severance Costs (3)	Reorganization Items (4)	Health Care Reform Act (5)	Adjusted (Non-GAAP)	Accounting Items (6)	Pro Forma (Non-GAAP)
Operating Revenue	$750	$—	$—	$—	$750	$784	$1,534

Operating Expense
Selling	344	—	—	—	344	98	442
Cost of sales (exclusive of depreciation and amortization)	300	—	—	—	300	100	400
General and administrative	142	(9)	—	—	133	59	192
Depreciation and amortization	140	—	—	—	140	—	140
Total Operating Expense	926	(9)	—	—	917	257	1,174

Operating Income (Loss)	(176)	9	—	—	(167)	527	360
Interest expense, net	212	—	—	—	212	—	212
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(388)	9	—	—	(379)	527	148

Reorganization items	5	—	(5)	—	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(393)	9	5	—	(379)	527	148
Provision (benefit) for income taxes	(141)	4	2	(7)	(142)	196	54
Net Income (Loss)	$(252)	$5	$3	$7	$(237)	$331	$94

Basic and Diluted Earnings (Loss) per Common Share	$(16.83)	$0.38	$0.20	$0.48	$(15.77)	$22.04	$6.27

Operating Income (Loss)	$(176)	$9	$—	$—	$(167)	$527	$360
Depreciation and Amortization	140	—	—	—	140	—	140
EBITDA (non-GAAP) (1)	$(36)	$9	$—	$—	$(27)	$527	$500

Operating income (loss) margin (2)	-23.5%				-22.3%		23.5%
Impact of depreciation and amortization	18.7%				18.7%		9.1%
EBITDA margin (non-GAAP) (1)	-4.8%				-3.6%		32.6%

Notes:

(1)         EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)         Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3)         Restructuring and other severance costs include costs associated with strategic organizational cost savings initiatives of $5 million and costs related to the termination of our former chief executive officer’s employment of $4 million.

(4)         Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)         As a result of the passage of the Health Care Reform Act in March of 2010, the future benefit of certain deferred tax assets was eliminated, resulting in a charge in the current period.

(6)         Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 as prescribed by United States Generally Accepted Accounting Principles.

(7)         Results include a $40 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP) (6)

Three Months Ended September 30, 2010

(dollars in millions, except per share amounts)

	Successor Company
		Adjustments			Pro Forma Items
	3 Mos. Ended 9/30/10	Restructuring and Other		3 Mos. Ended 9/30/10	Fresh Start	3 Mos. Ended 9/30/10 Adjusted
Unaudited	Reported (GAAP)	Severance Costs (3)	Reorganization Items (4)	Adjusted (Non-GAAP)	Accounting Items (5)	Pro Forma (Non-GAAP)
Operating Revenue	$349	$—	$—	$349	$140	$489

Operating Expense
Selling	122	—	—	122	22	144
Cost of sales (exclusive of depreciation and amortization)	108	—	—	108	18	126
General and administrative	45	(5)	—	40	7	47
Depreciation and amortization	45	—	—	45	—	45
Total Operating Expense	320	(5)	—	315	47	362

Operating Income	29	5	—	34	93	127
Interest expense, net	69	—	—	69	—	69
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(40)	5	—	(35)	93	58

Reorganization items	2	—	(2)	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(42)	5	2	(35)	93	58
Provision (benefit) for income taxes	(16)	3	1	(12)	34	22
Net Income (Loss)	$(26)	$2	$1	$(23)	$59	$36

Basic and Diluted Earnings (Loss) per Common Share	$(1.73)	$0.22	$0.07	$(1.44)	$3.88	$2.44

Operating Income	$29	$5	$—	$34	$93	$127
Depreciation and Amortization	45	—	—	45	—	45
EBITDA (non-GAAP) (1)	$74	$5	$—	$79	$93	$172

Operating income margin (2)	8.3%			9.7%		26.0%
Impact of depreciation and amortization	12.9%			12.9%		9.2%
EBITDA margin (non-GAAP) (1)	21.2%			22.6%		35.2%

Notes:

(1)         EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)         Operating income margin is calculated by dividing operating income by operating revenue.

(3)         Restructuring and other severance costs include costs associated with strategic organizational cost savings initiatives of $1 million and costs related to the termination of our former chief executive officer’s employment of $4 million.

(4)         Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)         Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 according to the rules of fresh start accounting.

(6)         Results include a $24 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP) (6)

Three Months Ended June 30, 2010

(dollars in millions, except per share amounts)

	Successor Company
		Adjustments			Pro Forma Items
	3 Mos. Ended 6/30/10			3 Mos. Ended 6/30/10	Fresh Start	3 Mos. Ended 6/30/10 Adjusted
Unaudited	Reported (GAAP)	Restructuring Costs (3)	Reorganization Items (4)	Adjusted (Non-GAAP)	Accounting Items (5)	Pro Forma (Non-GAAP)
Operating Revenue	$247	$—	$—	$247	$265	$512

Operating Expense
Selling	113	—	—	113	33	146
Cost of sales (exclusive of depreciation and amortization)	103	—	—	103	33	136
General and administrative	45	(2)	—	43	22	65
Depreciation and amortization	47	—	—	47	—	47
Total Operating Expense	308	(2)	—	306	88	394

Operating Income (Loss)	(61)	2	—	(59)	177	118
Interest expense, net	71	—	—	71	—	71
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(132)	2	—	(130)	177	47

Reorganization items	1	—	(1)	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(133)	2	1	(130)	177	47
Provision (benefit) for income taxes	(50)	—	—	(50)	64	14
Net Income (Loss)	$(83)	$2	$1	$(80)	$113	$33

Basic and Diluted Earnings (Loss) per Common Share	$(5.55)	$0.09	$0.04	$(5.42)	$7.57	$2.15

Operating Income (Loss)	$(61)	$2	$—	$(59)	$177	$118
Depreciation and Amortization	47	—	—	47	—	47
EBITDA (non-GAAP) (1)	$(14)	$2	$—	$(12)	$177	$165

Operating income (loss) margin (2)	-24.7%			-23.9%		23.0%
Impact of depreciation and amortization	19.0%			19.0%		9.2%
EBITDA margin (non-GAAP) (1)	-5.7%			-4.9%		32.2%

Notes:

(1)         EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)         Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3)         Restructuring costs are associated with strategic organizational realignment and market exit initiatives.

(4)         Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)         Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 according to the rules of fresh start accounting.

(6)         Results include a $16 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Nine Months Ended September 30, 2009

(dollars in millions, except per share amounts)

	Predecessor Company
		Adjustments
	9 Mos. Ended 9/30/09	Stock-Based Compensation			9 Mos. Ended 9/30/09
Unaudited	Reported (GAAP)	and Swap Adjustments(3)	Restructuring Costs (4)	Reorganization Items (5)	Adjusted (Non-GAAP)
Operating Revenue	$1,936	$—	$—	$—	$1,936

Operating Expense
Selling	528	—	—	—	528
Cost of sales (exclusive of depreciation and amortization)	436	—	—	—	436
General and administrative	334	(4)	(19)	—	311
Depreciation and amortization	51	—	—	—	51
Total Operating Expense	1,349	(4)	(19)	—	1,326

Operating Income	587	4	19	—	610
Interest expense, net	148	2	—	—	150
Income Before Reorganization Items and Provision (Benefit) for Income Taxes	439	2	19	—	460

Reorganization items	440	—	—	(440)	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(1)	2	19	440	460
Provision (benefit) for income taxes	(1)	1	6	163	169
Net Income (Loss)	$—	$1	$13	$277	$291

Basic and Diluted Earnings (Loss) per Common Share	$—	$0.01	$0.09	$1.89	$1.99

Operating Income	$587	$4	$19	$—	$610
Depreciation and Amortization	51	—	—	—	51
EBITDA (non-GAAP) (1)	$638	$4	$19	$—	$661

Operating income margin (2)	30.4%				31.5%
Impact of depreciation and amortization	2.6%				2.6%
EBITDA margin (non-GAAP) (1)	33.0%				34.1%

Notes:

(1)         EBITDA is a non-GAAP measure that represents earnings before interest, taxes, reorganization items, depreciation and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)         Operating income margin is calculated by dividing operating income by operating revenue.

(3)         The stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007. The swap adjustments reflect the changes associated with the discontinuation of hedge accounting.

(4)         Restructuring costs are associated with strategic organizational cost savings initiatives.

(5)         Reorganization items represent charges directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Three Months Ended September 30, 2009

(dollars in millions, except per share amounts)

	Predecessor Company
		Adjustments
	3 Mos. Ended 9/30/09			3 Mos. Ended 9/30/09
Unaudited	Reported (GAAP)	Restructuring Costs (3)	Reorganization Items (4)	Adjusted (Non-GAAP)

Operating Revenue	$611	$—	$—	$611

Operating Expense
Selling	167	—	—	167
Cost of sales (exclusive of depreciation and amortization)	137	—	—	137
General and administrative	104	(6)	—	98
Depreciation and amortization	17	—	—	17
Total Operating Expense	425	(6)	—	419

Operating Income	186	6	—	192
Interest expense (income), net	(3)	—	—	(3)
Income Before Reorganization Items and Provision for Income Taxes	189	6	—	195

Reorganization items	35	—	(35)	—

Income Before Provision for Income Taxes	154	6	35	195
Provision for income taxes	53	2	13	68
Net Income	$101	$4	$22	$127

Basic and Diluted Earnings per Common Share	$0.69	$0.03	$0.15	$0.87

Operating Income	$186	$6	$—	$192
Depreciation and Amortization	17	—	—	17
EBITDA (non-GAAP) (1)	$203	$6	$—	$209

Operating Income margin (2)	30.4%			31.4%
Impact of depreciation and amortization	2.8%			2.8%
EBITDA margin (non-GAAP) (1)	33.2%			34.2%

Notes:

(1)

EBITDA is a non-GAAP measure that represents earnings before interest, taxes, reorganization items, depreciation and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)	Operating income margin is calculated by dividing operating income by operating revenue.

(3)	Restructuring costs are associated with strategic organizational realignment and market exit initiatives.

(4)	Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

SuperMedia Inc.

Consolidated Balance Sheets

Reported (GAAP)

As of September 30, 2010 and December 31, 2009

(dollars in millions)

Unaudited	9/30/2010	12/31/2009	$ Change

Assets
Current assets:
Cash and cash equivalents	$331	$212	$119
Accounts receivable, net of allowances of $78 and $0	176	291	(115)
Unbilled accounts receivable	33	655	(622)
Accrued taxes receivable	—	132	(132)
Deferred directory costs	194	24	170
Prepaid expenses and other	17	17	—
Total current assets	751	1,331	(580)
Property, plant and equipment	118	107	11
Less: accumulated depreciation	21	—	21
	97	107	(10)
Goodwill	1,707	1,707	—
Intangible assets, net	515	614	(99)
Pension assets	64	65	(1)
Other non-current assets	5	10	(5)
Total Assets	$3,139	$3,834	$(695)

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$181	$232	$(51)
Deferred revenue	76	—	76
Deferred tax liabilities	24	218	(194)
Other	20	19	1
Total current liabilities	301	469	(168)
Long-term debt	2,496	2,750	(254)
Employee benefit obligations	320	325	(5)
Non-current deferred tax liabilities	36	55	(19)
Unrecognized tax benefits	37	33	4
Other liabilities	2	2	—

Stockholders’ equity (deficit):
Common stock ($.01 par value; 60 million shares authorized, 15,504,455 and 14,996,952 shares issued and outstanding in 2010 and 2009, respectively)	—	—	—
Additional paid-in capital	204	200	4
Retained earnings (deficit)	(252)	—	(252)
Accumulated other comprehensive (loss)	(5)	—	(5)
Total stockholders’ equity (deficit)	(53)	200	(253)
Total Liabilities and Stockholders’ Equity (Deficit)	$3,139	$3,834	$(695)

SuperMedia Inc.

Consolidated Statements of Cash Flows

Reported (GAAP) and Non-GAAP Financial Reconciliation - Free Cash Flow

Nine Months Ended September 30, 2010 Compared to Nine Months Ended September 30, 2009

(dollars in millions)

	Successor Company	Predecessor Company
Unaudited	9 Mos. Ended 9/30/10	9 Mos. Ended 9/30/09	$ Change

Cash Flows from Operating Activities
Net Loss	$(252)	$—	$(252)
Adjustments to reconcile net loss to net cash provided by operating activities:
Non-cash reorganization items	—	424	(424)
Depreciation and amortization expense	140	51	89
Employee retirement benefits	8	18	(10)
Deferred income taxes	(211)	(170)	(41)
Provision for uncollectible accounts	50	178	(128)
Stock-based compensation expense	4	6	(2)
Changes in current assets and liabilities
Accounts receivable	687	(94)	781
Deferred directory costs	(170)	34	(204)
Other current assets	1	7	(6)
Accounts payable and accrued liabilities	151	6	145
Other, net	(4)	(24)	20
Net cash provided by operating activities	404	436	(32)

Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(31)	(33)	2
Acquisitions	—	(3)	3
Net cash used in investing activities	(31)	(36)	5

Cash Flows from Financing Activities
Repayment of long-term debt	(254)	(188)	(66)
Net cash used in financing activities	(254)	(188)	(66)
Increase in cash and cash equivalents	119	212	(93)
Cash and cash equivalents, beginning of year	212	510	(298)
Cash and cash equivalents, end of period	$331	$722	$(391)

	Successor Company	Predecessor Company
Non-GAAP Financial Reconciliation - Free Cash Flow	9 Mos. Ended 9/30/10	9 Mos. Ended 9/30/09	$ Change
Unaudited

Net cash provided by operating activities	$404	$436	$(32)
Less: Capital expenditures (including capitalized software)	(31)	(33)	2
Free Cash Flow	$373	$403	$(30)

SuperMedia Inc.

Advertising Sales

(dollars in millions)

	Successor Company	Predecessor Company		Successor Company	Predecessor Company
	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	9 Mos. Ended	9 Mos. Ended	9 Mos. Ended
Unaudited	9/30/10	9/30/09	9/30/08	9/30/10	9/30/09	9/30/08

Net Advertising Sales(1)	$395	$467	$590	$1,359	$1,655	$2,017
% Change year-over-year	(15.4)%	(20.8)%		(17.9)%	(17.9)%

Notes:

(1) Net advertising sales is an operating measure used by the Company to compare advertising sales for current advertising periods to corresponding sales for previous periods.  It is important to distinguish net advertising sales from operating revenue, which on our financial statements is recognized under the deferral and amortization method.